UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2019

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on October 15, 2018, Sears Holdings Corporation (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption “In re Sears Holdings Corporation, et al., Case No. 18-23538.” Documents filed on the docket of and other information related to the Chapter 11 Cases are available free of charge online at https://restructuring.primeclerk.com/sears. Documents and other information available on such website are not part of this document and shall not be deemed incorporated by reference in this document.

In connection with the Chapter 11 Cases, on January 29, 2019, the Company’s Board of Directors approved the termination of the Sears Holdings Pension Plan 1 and Sears Holdings Pension Plan 2 (together, the “Plans”), effective March 31, 2019, in a “distress termination” of the Plans under Section 4041(c) of the Employee Retirement Income Securities Act of 1974, as amended (“ERISA”). Accordingly, on January 29, 2019, the Company and its subsidiaries filed notices of intent to terminate the Plans in a distress termination with the U.S. Pension Benefit Guaranty Corporation, a federal agency which insures certain pension plans (the “PBGC”). If the distress termination is approved by the PBGC, the PBGC would assume sponsorship of the Plans, and all plan assets and liabilities would be transferred to the PBGC. The PBGC would assume responsibility to pay all future plan benefits, up to ERISA guaranteed limits, which are estimated to cover approximately 99% of all such benefits without reduction.

The PBGC has separately issued a notice of determination for an “involuntary termination” of the Plans under Section 4042 ERISA, effective as of January 31, 2019. On February 1, 2019, the PBGC filed an action in the United States District Court for the Northern District of Illinois (Case No. 1:19-cv-00669) seeking an order of the court to enforce its determination for such involuntary termination. The Company opposes the PBGC’s effort to enforce its determination to involuntarily terminate the Plans, and intends to continue discussions with the PBGC regarding the appropriate basis for termination of the Plans under ERISA and the effective date of such termination, as well as the treatment and amount of the PBGC’s claims in the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: the enforcement of an involuntary termination of the Pension Plans; the failure to obtain approval of that certain Asset Purchase Agreement entered into by the Company and certain of its subsidiaries with Transform Holdco LLC (the “Buyer”), an affiliate of ESL Investments, Inc., as of January 17, 2019 (the “Purchase Agreement”) by the Bankruptcy Court or, if the Purchase Agreement is approved by the Bankruptcy Court, to consummate the transaction therefrom pursuant to which the Buyer agreed to acquire substantially all of the go-forward retail footprint and other assets and component businesses of the Company as a going concern, risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the impact of and ability to successfully implement store closures; the Company’s ability to consummate sales of assets and the terms and conditions of any such sales, including the “Go Forward Stores”; the Company’s ability to implement operational improvement efficiencies; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued, including the asset sales and wind down of operations; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s common stock and the risks related to the Company’s delisting from Nasdaq and trading on the OTC Pink Market; as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: February 4, 2019	By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer and Member of the Office of the Chief Executive